Exhibit 32

                                  CERTIFICATION

I, Matthew Harriton, President, Principal Executive and Financial Officer of Embryo Development Corp. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 USC Section 1350, that:

     1. The Company's Annual Report on Form 10-KSB for the period ended April 30, 2005 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              By:     /s/ Matthew Harriton
                                      Matthew Harriton, President
                                     (Principal Executive and Financial Officer)

Dated: August 13, 2005